                                                                    Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES  PURCHASE AGREEMENT (this "AGREEMENT") dated as of December
28,  2004  by and among  ENCLAVES  GROUP,  INC.,  a  Delaware  corporation  (the
"Company") and the Buyers listed on Schedule I attached hereto (individually,  a
"BUYER" or collectively "BUYERS").

                                   WITNESSETH:

     WHEREAS,  the Company and the Buyer(s) are  executing and  delivering  this
Agreement in reliance upon an exemption from securities registration pursuant to
Section 4(2) and/or Rule 506 of Regulation D ("REGULATION  D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

     WHEREAS,  the  parties  desire  that,  upon the  terms and  subject  to the conditions  contained herein,  the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase an aggregate of Five Million
Five Hundred Thousand  Dollars  ($5,500,000) of secured  convertible  debentures
(the  "CONVERTIBLE  DEBENTURES"),  which shall be convertible into shares of the
Company's common stock, par value $0.001 (the "COMMON STOCK") (as converted, the
"CONVERSION  SHARES"),  of which  $1,500,000  shall be  funded  within  five (5)
business days after the  satisfaction  of the  conditions set forth in Section 7 herein (the "FIRST  CLOSING")  applicable to the First  Closing,  and $1,500,000 shall be funded  within five (5)  business  days after the  satisfaction  of all conditions  set forth in Section 7 herein (the "SECOND  CLOSING")  applicable to the Second Closing, and $2,500,000 shall be funded within five (5) business days after the  satisfaction  of all  conditions  set forth in Section 7 herein  (the
"THIRD CLOSING")  applicable to the Third Closing, for a total purchase price of
$5,500,000 (the "PURCHASE  PRICE") in the respective  amounts set forth opposite each Buyer(s) name on Schedule I (the "SUBSCRIPTION AMOUNT"); and

     WHEREAS,   contemporaneously  with  the  execution  and  delivery  of  this
Agreement, the parties hereto are executing and delivering a Registration Rights
Agreement (the "INVESTOR  REGISTRATION RIGHTS AGREEMENT")  pursuant to which the
Company has agreed to provide certain registration rights under the 1933 Act and
the  rules  and  regulations  promulgated   thereunder,   and  applicable  state
securities laws; and

     WHEREAS,  the aggregate proceeds of the sale of the Convertible  Debentures contemplated  hereby shall be held in escrow  pursuant to the terms of an Escrow
Agreement (the "ESCROW AGREEMENT") of even date herewith.

     WHEREAS,   contemporaneously  with  the  execution  and  delivery  of  this
Agreement,  the parties hereto are executing and delivering Irrevocable Transfer
Agent Instructions (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS").

     WHEREAS,   contemporaneously  with  the  execution  and  delivery  of  this
Agreement,  the  parties  hereto are  executing  and  delivering  other  related agreements,  including  without  limitation,  a Secured  Debenture (the "SECURED
DEBENTURE"), a Guaranty Agreement with Homes for America Holdings, Inc.,

mortgages  to the  Buyer  for  the  Fort  Myers,  Florida  and  Mesquite,  Texas
properties and a Security Agreement (the "SECURITY AGREEMENT") pursuant to which the  Company  has agreed to provide  the Buyer a  security  interest  in Pledged
Collateral  (as this  term is  defined  in the  Security  Agreement)  to  secure
Company's  obligations  under this  Agreement,  the Convertible  Debenture,  the
Investor   Registration  Rights  Agreement,   the  Irrevocable   Transfer  Agent
Instructions, or any other obligations of the Company to the Buyer.

     NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  and  other agreements  contained in this Agreement the Company and the Buyer(s)hereby agree as follows:

     1.   PURCHASE AND SALE OF CONVERTIBLE DEBENTURES.

          (a)  PURCHASE OF CONVERTIBLE  DEBENTURES.  Subject to the satisfaction
(or waiver) of the terms and  conditions of this  Agreement,  each Buyer agrees, severally and not jointly, to purchase at each Closing and the Company agrees to sell and  issue to each  Buyer,  severally  and not  jointly,  at each  Closing,
Convertible Debentures in amounts corresponding with the Subscription Amount set forth opposite each Buyer's name on Schedule I hereto.  Upon execution hereof by a Buyer,  the Buyer  shall  wire  transfer  the  Subscription  Amount  set forth opposite his name on Schedule I in same-day  funds or a check  payable to "David
Gonzalez,  Esq.,  as  Escrow  Agent for  Enclaves  Group,  Inc./Cornell  Capital
Partners, LP", which Subscription Amount shall be held in escrow pursuant to the terms  of the  Escrow  Agreement  (as  hereinafter  defined)  and  disbursed  in accordance therewith.

          (b)  CLOSING  DATE.  The First Closing of the purchase and sale of the
Convertible  Debentures  shall take place on or before the fifth (5th)  business day following the  satisfaction of the conditions to the First Closing set forth herein and in Sections 6 and 7 below (or such later date as is  mutually  agreed to by the  Company and the  Buyer(s))  (the "FIRST  CLOSING  DATE"),  the Second
Closing of the purchase and sale of the Convertible  Debentures shall take place on or before  the  fifth  (5th)  business  day  after  the  satisfaction  of the conditions to the Second  Closing set forth herein and in Sections 6 and 7 below
(or such later date as is mutually  agreed to by the  Company and the  Buyer(s))
(the "SECOND  CLOSING  DATE") and the Third  Closing of the purchase and sale of the  Convertible  Debentures  shall  take  place on or before  the  fifth  (5th)
business day after the  satisfaction  of the conditions to the Third Closing set forth  herein and in  Sections 6 and 7 below (or such later date as is  mutually agreed  to  by  the  Company  and  the  Buyer(s))  (the  "THIRD  CLOSING  DATE")
(collectively  referred to a the "CLOSING  DATES").  The Closings shall occur on the  respective  Closing  Dates at the offices of Yorkville  Advisors,  LLC, 101
Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyer(s)).

          (c)  ESCROW  ARRANGEMENTS;  FORM OF PAYMENT.  Upon execution hereof by
Buyer(s) and pending the  Closings,  the  aggregate  proceeds of the sale of the
Convertible  Debentures  to Buyer(s)  pursuant  hereto  shall be  deposited in a non-interest  bearing escrow account with David Gonzalez,  Esq., as escrow agent
(the "ESCROW AGENT"), pursuant to the terms of the Escrow Agreement.  Subject to the  satisfaction of the terms and conditions of this Agreement,  on the Closing
Dates,  (i) the Escrow Agent shall deliver to the Company in accordance with the terms of the  Escrow  Agreement  such  aggregate  proceeds  for the  Convertible
Debentures to be issued and sold to such  Buyer(s),  minus a structuring  fee of
$100,000 to the Buyer pursuant to Section 4(g) hereof and a commitment fee of

10% of the amount of the Purchase Price funded at each Closing, to the Buyer(s), pursuant  to Section  4(g)  hereof,  each of which  shall be paid from the gross proceeds of the First Closing,  each by wire transfer of  immediately  available funds in accordance with the Company's written wire  instructions,  and (ii) the
Company shall deliver to each Buyer,  Convertible Debentures which such Buyer(s)
is  purchasing  in amounts  indicated  opposite such Buyer's name on Schedule I, duly executed on behalf of the Company.

     2.   BUYER'S REPRESENTATIONS AND WARRANTIES.

     Each Buyer represents and warrants, severally and not jointly, that:

          (a)  INVESTMENT  PURPOSE.  Each  Buyer is  acquiring  the  Convertible
Debentures  and,  upon  conversion  of  Convertible  Debentures,  the Buyer will acquire the Conversion Shares then issuable,  for its own account for investment only and not with a view towards,  or for resale in connection  with, the public sale or distribution  thereof,  except pursuant to sales  registered or exempted under the 1933  Act;  provided,  however,  that by  making  the  representations herein, such Buyer reserves the right to dispose of the Conversion Shares at any time in  accordance  with or pursuant  to an  effective  registration  statement covering such Conversion Shares or an available exemption under the 1933 Act.

          (b)  ACCREDITED   INVESTOR  STATUS.   Each  Buyer  is  an  "ACCREDITED
INVESTOR" as that term is defined in Rule 501(a)(3) of Regulation D.

          (c)  RELIANCE  ON  EXEMPTIONS.   Each  Buyer   understands   that  the
Convertible  Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities  laws and that the  Company  is  relying  in part  upon the truth and accuracy of, and such Buyer's compliance with, the representations,  warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the  availability  of such  exemptions and the eligibility of such Buyer to acquire such securities.

          (d)  INFORMATION.  Each  Buyer  and its  advisors  (and  his  or,  its counsel),  if any,  have  been  furnished  with all  materials  relating  to the business,  finances  and  operations  of the Company and  information  he deemed material to making an informed investment decision regarding his purchase of the
Convertible  Debentures and the Conversion Shares,  which have been requested by such  Buyer.  Each  Buyer  and its  advisors,  if any,  have been  afforded  the opportunity  to ask  questions of the Company and its  management.  Neither such inquiries nor any other due diligence  investigations conducted by such Buyer or its advisors,  if any, or its representatives shall modify, amend or affect such
Buyer's right to rely on the Company's  representations and warranties contained in  Section  3  below.  Each  Buyer  understands  that  its  investment  in  the
Convertible Debentures and the Conversion Shares involves a high degree of risk.
Each Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Buyer has sought such accounting, legal and tax advice,

as it has  considered  necessary to make an informed  investment  decision  with respect to its  acquisition  of the  Convertible  Debentures  and the Conversion
Shares.

          (e)  NO GOVERNMENTAL  REVIEW.  Each Buyer  understands  that no United
States federal or state agency or any other  government or  governmental  agency has  passed on or made any  recommendation  or  endorsement  of the  Convertible
Debentures  or the  Conversion  Shares,  or the fairness or  suitability  of the investment in the Convertible Debentures or the Conversion Shares, nor have such authorities  passed  upon  or  endorsed  the  merits  of  the  offering  of  the
Convertible Debentures or the Conversion Shares.

          (f)  TRANSFER  OR  RESALE.  Each  Buyer  understands  that  except  as provided in the Investor  Registration  Rights  Agreement:  (i) the  Convertible
Debentures have not been and are not being  registered under the 1933 Act or any state  securities  laws,  and may not be offered  for sale,  sold,  assigned  or transferred  unless (A) subsequently  registered  thereunder,  or (B) such Buyer shall have  delivered  to the  Company an opinion  of  counsel,  in a  generally acceptable  form,  to the effect that such  securities  to be sold,  assigned or transferred may be sold,  assigned or transferred  pursuant to an exemption from such  registration  requirements;  (ii)  any  sale  of such  securities  made in reliance on Rule 144 under the 1933 Act (or a  successor  rule  thereto)  ("RULE
144") may be made only in accordance with the terms of Rule 144 and further,  if
Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person  through whom the sale is made) may be deemed to be an  underwriter  (as  that  term is  defined  in the 1933  Act)  may  require compliance  with  some  other  exemption  under  the 1933 Act or the  rules  and regulations of the SEC  thereunder;  and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state  securities  laws or to comply  with the terms and  conditions  of any exemption  thereunder.  The Company  reserves  the right to place stop  transfer instructions against the shares and certificates for the Conversion Shares.

          (g)  LEGENDS.  Each Buyer  understands  that the certificates or other instruments representing the Convertible Debentures and or the Conversion Shares
shall bear a restrictive  legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR
          APPLICABLE  STATE  SECURITIES LAWS. THE SECURITIES HAVE BEEN
          ACQUIRED SOLELY FOR INVESTMENT  PURPOSES AND NOT WITH A VIEW
          TOWARD  RESALE  AND  MAY  NOT BE  OFFERED  FOR  SALE,  SOLD,
          TRANSFERRED  OR  ASSIGNED  IN THE  ABSENCE  OF AN  EFFECTIVE
          REGISTRATION   STATEMENT  FOR  THE   SECURITIES   UNDER  THE
          SECURITIES  ACT OF 1933,  AS AMENDED,  OR  APPLICABLE  STATE
          SECURITIES  LAWS,  OR AN OPINION OF COUNSEL,  IN A GENERALLY
          ACCEPTABLE  FORM,  THAT  REGISTRATION  IS NOT REQUIRED UNDER
          SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The  legend set forth  above  shall be removed  and the  Company  within two (2)
business days shall issue a certificate without such legend to the holder of the
Conversion  Shares upon which it is stamped,  if, unless  otherwise  required by state securities laws, (i) in connection with a sale  transaction,  provided the
Conversion  Shares are registered under the 1933 Act, or (ii) in connection with a sale  transaction,  after such holder  provides the Company with an opinion of counsel,  which  opinion  shall be in form,  substance  and scope  customary for opinions  of counsel in  comparable  transactions,  to the effect  that a public sale,  assignment  or  transfer  of the  Conversion  Shares may be made  without registration under the 1933 Act.

Notwithstanding  the foregoing,  certificates  evidencing the Conversion  Shares shall not contain any legend (i) while a  registration  statement  covering  the resale of such security is effective  under the 1933 Act, or (ii)  following any sale of such Conversion Shares pursuant to Rule 144, or (iii) if such Conversion
Shares are eligible  for sale under Rule  144(k),  or (iv) if such legend is not required  under  applicable  requirements  of the 1933 Act  (including  judicial interpretations  and pronouncements  issued by the staff of the SEC);  provided, however,  in connection with the issuance of the Conversion Shares,  each Buyer, severally  and  not  jointly,  hereby  agrees  to  adhere  to and  abide  by all prospectus delivery requirements under the 1933 Act and rules and regulations of the SEC.  The Company  shall  cause its counsel to issue a legal  opinion to the
Company's  transfer agent promptly after the effective date of the  registration statement  filed  pursuant to the  Investor  Registration  Rights  Agreement  if
required  by the  Company's  transfer  agent to effect the removal of any legend from the Conversion Shares. If all or any portion of a Convertible  Debenture is converted at a time when there is an effective  registration  statement to cover the resale of the Conversion  Shares,  or if such Conversion  Shares may be sold under Rule 144(k) or if such legend is not otherwise  required under  applicable requirements of the 1933 Act (including judicial  interpretations  thereof) then such Conversion  Shares shall be issued free of all legends.  The Company agrees that following such time as such legend is no longer required under this Section
2(g), it will, following the delivery by a Buyer to the Company of a certificate representing  Conversion  Shares  issued with a restrictive  legend,  deliver or cause to be delivered to such Buyer a certificate  representing such shares that is free from all restrictive and other legends.

          (h)  AUTHORIZATION,  ENFORCEMENT.  This  Agreement  has been  duly and validly  authorized,  executed  and  delivered  on behalf of such Buyer and is a valid and binding  agreement of such Buyer  enforceable  in accordance  with its terms,  except as such  enforceability  may be limited by general  principles of
equity  or  applicable  bankruptcy,  insolvency,   reorganization,   moratorium,
liquidation  and other  similar laws  relating to, or affecting  generally,  the enforcement of applicable creditors' rights and remedies.

          (i)  RECEIPT  OF  DOCUMENTS.  Each  Buyer and his or its  counsel  has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth  herein,  the Security  Agreement,  the Investor
Registration  Rights  Agreement,  the  Escrow  Agreement,  and  the  Irrevocable
transfer  Agent  Instructions;  (ii) all due  diligence  and  other  information necessary  to verify the  accuracy  and  completeness  of such  representations, warranties and covenants; (iii) answers to all questions each Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the  information  contained  therein  and  has  not  been  furnished  any  other documents, literature, memorandum or prospectus.

          (j)  DUE FORMATION OF CORPORATE AND OTHER BUYERS. If the Buyer(s) is a
corporation,  trust,  partnership  or  other  entity  that is not an  individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Convertible  Debentures and is not prohibited from doing so.

          (k)  NO LEGAL ADVICE FROM THE COMPANY. Each Buyer acknowledges that it had the opportunity to review this Agreement and the  transactions  contemplated by this  Agreement  with his or its own legal  counsel  and  investment  and tax advisors.  Each Buyer is relying  solely on such counsel and advisors and not on any statements or representations  of the Company or any of its  representatives or agents for legal,  tax or investment  advice with respect to this investment, the  transactions  contemplated  by this Agreement or the securities laws of any jurisdiction.

          (l)  No Buyer  makes any  representation  or  warranty  regarding  the
Company's  ability  to  successfully  become  a  public  company  or to have any
registration   statement   filed  by  the  Company   pursuant  to  the  Investor
Registration  Rights Agreement or otherwise  declared  effective by the SEC. The
Company  has the sole  obligation  to make any and all  such  filings  as may be necessary  to become a public  company  and to have any  registration  statement declared effective by the SEC.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company  represents and warrants to each of the Buyers that,  except as set forth in the Disclosure Schedule attached as Exhibit "A" hereto:

          (a)  ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized and validly  existing in good standing  under the laws of the State of
Delaware,  and has the requisite  corporate power to own their properties and to carry on their business as now being conducted. The Company is duly qualified as a  foreign  corporation  to  do  business  and  is in  good  standing  in  every jurisdiction  in which the  nature of the  business  conducted  by it makes such qualification  necessary,  except  to  the  extent  that  the  failure  to be so qualified  or be in good  standing  would not be  reasonably  expected to have a material adverse effect on the Company.

          (b)  AUTHORIZATION,  ENFORCEMENT,  COMPLIANCE WITH OTHER  INSTRUMENTS.
(i) The Company has the  requisite  corporate  power and authority to enter into and perform this Agreement,  the Security Agreement,  the Investor  Registration
Rights  Agreement,   the  Escrow  Agreement,   the  Irrevocable  Transfer  Agent
Instructions,   and  any  related  agreements,  and  to  issue  the  Convertible
Debentures  and the  Conversion  Shares in accordance  with the terms hereof and thereof,  (ii) the  execution  and  delivery  of this  Agreement,  the  Security
Agreement, the Investor Registration Rights Agreement, the Escrow Agreement, the
Irrevocable  Transfer  Agent  Instructions  (as defined  herein) and any related agreements  by the  Company  and  the  consummation  by it of  the  transactions contemplated hereby and thereby, including,  without limitation, the issuance of the  Convertible  Debentures  the  Conversion  Shares  and the  reservation  for issuance and the issuance of the Conversion  Shares  issuable upon conversion or exercise thereof,  have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of
Directors or its stockholders, (iii) this Agreement, the Security Agreement, the
Investor  Registration Rights Agreement,  the Escrow Agreement,  the Irrevocable
Transfer Agent  Instructions and any related  agreements have been duly executed and delivered by the Company, (iv) this Agreement,  the Security Agreement,  the
Investor  Registration Rights Agreement,  the Escrow Agreement,  the Irrevocable
Transfer Agent Instructions and any related agreements  constitute the valid and binding obligations of the Company enforceable against the Company in accordance with  their  terms,  except as such  enforceability  may be  limited  by general principles  of  equity or  applicable  bankruptcy,  insolvency,  reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors'  rights and remedies.  The  authorized  officer of the
Company  executing  this  Agreement,   the  Security  Agreement,   the  Investor
Registration Rights Agreement,  the Escrow Agreement,  the Irrevocable  Transfer
Agent Instructions and any related agreements knows of no reason why the Company
cannot  file  the   registration   statement  as  required  under  the  Investor
Registration  Rights Agreement or perform any of the Company's other obligations under such documents.

          (c)  CAPITALIZATION.  As of the date hereof,  the  authorized  capital stock  of the  Company  consists  of  100,000,000  shares  of  stock,  of  which
90,000,000  shares are  designated  as Common  Stock and  10,000,000  shares are designated as preferred  stock.  As of the date hereof,  10,000 shares of Common
Stock are outstanding.  All of such outstanding  shares have been validly issued and are fully paid and  nonassessable.  Except as  disclosed  in the  Disclosure
Schedule,  no shares of Common  Stock are  subject to  preemptive  rights or any other similar rights or any liens or  encumbrances  suffered or permitted by the
Company.  Except as disclosed in the Disclosure Schedule, as of the date of this
Agreement,  (i) there are no outstanding  options,  warrants,  scrip,  rights to subscribe to, calls or commitments of any character  whatsoever  relating to, or securities  or rights  convertible  into,  any  shares of  capital  stock of the
Company, or contracts, commitments,  understandings or arrangements by which the
Company is or may become bound to issue  additional  shares of capital  stock of the  Company or options,  warrants,  scrip,  rights to  subscribe  to,  calls or commitments  of any  character  whatsoever  relating to, or securities or rights convertible into, any shares of capital stock of the Company,  (ii) there are no outstanding  debt  securities and (iii) there are no agreements or  arrangements under  which the  Company  is  obligated  to  register  the sale of any of their securities  under the 1933 Act  (except  pursuant to the  Investor  Registration
Rights Agreement) and (iv) there are no outstanding  registration statements and there are no outstanding  comment  letters from the SEC or any other  regulatory agency.  There are no  securities or  instruments  containing  anti-dilution  or similar  provisions  that will be triggered  by the issuance of the  Convertible
Debentures  as described  in this  Agreement.  The Company has  furnished to the
Buyer true and correct copies of the Company's Certificate of Incorporation,  as
amended   and  as  in  effect  on  the  date   hereof   (the   "CERTIFICATE   OF
Incorporation"), and the Company's By-laws, as in effect on the date hereof (the
"BY-LAWS"),  and the terms of all securities convertible into or exercisable for
Common Stock and the material  rights of the holders  thereof in respect thereto other than stock options issued to employees and consultants. The Company is not the  beneficial  owner of any equity  interest  in any other  entity,  whether a corporation,  limited liability company,  partnership,  or otherwise, and is not the  beneficial  owner of any right to acquire  any equity  interest in any such entity.

          (d)  ISSUANCE  OF  SECURITIES.  The  Convertible  Debentures  are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with  respect  to  the  issue  thereof.  The  Conversion  Shares  issuable  upon conversion of the Convertible  Debentures have been duly authorized and reserved for issuance.  Upon  conversion or exercise in accordance  with the  Convertible
Debentures  the  Conversion   Shares  will  be  duly  issued,   fully  paid  and
nonassessable.

          (e)  NO CONFLICTS. Except as disclosed in the Disclosure Schedule, the execution,  delivery and performance of this Agreement,  the Security Agreement, the  Investors  Registration  Rights  Agreement,  the Escrow  Agreement  and the
Irrevocable  Transfer Agent  Instructions by the Company and the consummation by the  Company of the  transactions  contemplated  hereby will not (i) result in a violation of the Certificate of  Incorporation,  any certificate of designations of any  outstanding  series of preferred  stock of the Company or (ii)  conflict with or constitute a material default (or an event which with notice or lapse of time or both  would  become a  default)  under,  or give to others any rights of
termination,   amendment,   acceleration  or  cancellation  of,  any  agreement,
indenture  or  instrument  to which  the  Company  is a party,  or  result  in a violation of any law, rule,  regulation,  order,  judgment or decree  (including federal and state  securities  laws)  applicable  to the Company or by which any property or asset of the Company is bound or  affected.  Except as  disclosed in the  Disclosure  Schedule,  the Company is not in violation of any term of or in default  under its  Certificate  of  Incorporation  or By-laws  or any  material contract, agreement, mortgage,  indebtedness,  indenture,  instrument, judgment, decree or order or any statute,  rule or  regulation  applicable to the Company.
The business of the Company is not being  conducted,  and shall not be conducted in violation of any material law,  ordinance,  or regulation of any governmental entity.  Except as  specifically  contemplated by this Agreement and as required under the 1933 Act and any applicable  state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental  agency in order for it to execute, deliver  or  perform  any of its  obligations  under  or  contemplated  by  this
Agreement or the Investor  Registration  Rights Agreement in accordance with the terms hereof or thereof, except where the failure to do so would not result in a material adverse effect on the Company and its business.  Except as disclosed in the  Disclosure  Schedule,  all consents,  authorizations,  orders,  filings and registrations  which the Company is required to obtain pursuant to the preceding sentence  have been  obtained or effected  on or prior to the date  hereof.  The
Company is unaware of any facts or circumstance, which might give rise to any of the foregoing.

          (f)  ACCURACY  DISCLOSURE.  No information provided by or on behalf of the Company to the Buyer, including, without limitation, information referred to in this Agreement,  contains any untrue statement of a material fact or omits to state any material fact  necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading.

          (g)  ABSENCE OF  LITIGATION.  Except as  disclosed  in the  Disclosure
Schedule, there is no action, suit, proceeding,  inquiry or investigation before or by any court, public board, government agency,  self-regulatory  organization or body pending against or affecting the Company or the Common Stock, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the  transactions  contemplated  hereby (ii) adversely affect the validity or enforceability  of, or the  authority  or ability of the  Company to perform its obligations under, this Agreement or any of the documents  contemplated  herein, or (iii)  except as  expressly  disclosed  in the  Disclosure  Schedule,  have a material  adverse  effect on the  business,  operations,  properties,  financial condition or results of operations of the Company.

          (h)  ACKNOWLEDGMENT  REGARDING  BUYER'S  PURCHASE  OF THE  CONVERTIBLE
DEBENTURES.  The Company  acknowledges  and agrees  that the  Buyer(s) is acting solely  in the  capacity  of an arm's  length  purchaser  with  respect  to this
Agreement  and  the  transactions   contemplated  hereby.  The  Company  further
acknowledges that the Buyer(s) is not acting as a financial advisor or fiduciary of the Company (or in any similar  capacity)  with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer(s) or any of their respective  representatives or agents in connection with this Agreement and the transactions  contemplated  hereby is merely  incidental to such Buyer's purchase of the  Convertible  Debentures or the Conversion  Shares.  The Company
further  represents to the Buyer that the Company's  decision to enter into this
Agreement has been based solely on the independent evaluation by the Company and its representatives.

          (i)  NO GENERAL  SOLICITATION.  Neither  the  Company,  nor any of its
affiliates,  nor any person  acting on its or their  behalf,  has engaged in any form of general  solicitation  or general  advertising  (within  the  meaning of
Regulation  D under  the 1933 Act) in  connection  with the offer or sale of the
Convertible Debentures or the Conversion Shares.

          (j)  NO  INTEGRATED  OFFERING.  Neither  the  Company,  nor any of its
affiliates,  nor any  person  acting on its or their  behalf  has,  directly  or indirectly,  made any offers or sales of any security or solicited any offers to buy any security,  under  circumstances  that would require  registration of the
Convertible  Debentures or the  Conversion  Shares under the 1933 Act (except as provided in the Investor  Registration  Rights Agreement) or cause this offering of the  Convertible  Debentures or the Conversion  Shares to be integrated  with prior offerings by the Company for purposes of the 1933 Act.

          (k)  EMPLOYEE  RELATIONS.  The  Company is not  involved  in any labor dispute nor, to the  knowledge of the Company,  is any such dispute  threatened.
None of the  Company's  employees  is a member  of a union and the  Company  and believes that its relations with its employees are good.

          (l)  INTELLECTUAL  PROPERTY  RIGHTS.  The  Company  owns or  possesses adequate rights or licenses to use all trademarks,  trade names,  service marks, service mark registrations,  service names, patents, patent rights,  copyrights, inventions, licenses, approvals, governmental authorizations,  trade secrets and rights  necessary  to conduct its  business as now  conducted,  except where the failure to do so would not cause a material adverse effect on the Company or its business operations. The Company does not have any knowledge of any infringement by the  Company  of  trademark,  trade  name  rights,  patents,  patent  rights, copyrights,  inventions,  licenses,  service names,  service marks, service mark registrations,  trade  secret or other  similar  rights of others,  and,  to the knowledge of the Company there is no claim,  action or proceeding  being made or brought against, or to the Company's  knowledge,  being threatened against,  the
Company regarding  trademark,  trade name,  patents,  patent rights,  invention, copyright,  license,  service names,  service marks, service mark registrations, trade secret or other  infringement;  and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

          (m)  ENVIRONMENTAL LAWS. The Company is (i) in compliance with any and all applicable foreign,  federal,  state and local laws and regulations relating to the  protection of human health and safety,  the  environment or hazardous or toxic substances or wastes,  pollutants or contaminants  ("ENVIRONMENTAL LAWS"),
(ii) has received all permits,  licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval.

          (n)  TITLE.  Any real property and facilities  held under lease by the
Company  is held  under  valid,  subsisting  and  enforceable  leases  with such exceptions  as are not  material  and do not  interfere  with  the use  made and proposed to be made of such property and buildings by the Company.

          (o)  INSURANCE.  The  Company  is insured by  insurers  of  recognized financial  responsibility  against  such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged.  The Company has not been refused any insurance coverage sought or applied for and the Company has no any reason to believe that it will not be able to renew its  existing  insurance  coverage as and when such coverage  expires or to obtain similar  coverage from similar insurers as may be necessary  to  continue  its  business at a cost that would not  materially  and adversely  affect  the  condition,  financial  or  otherwise,  or the  earnings, business or operations of the Company, taken as a whole.

          (p)  REGULATORY   PERMITS.   The  Company   possesses   all   material
certificates,  authorizations  and permits  issued by the  appropriate  federal, state or foreign regulatory  authorities necessary to conduct its business,  and the  Company  has  not  received  any  notice  of  proceedings  relating  to the revocation or modification of any such certificate, authorization or permit.

          (q)  NO MATERIAL  ADVERSE  BREACHES,  ETC.  Except as set forth in the
Disclosure  Schedule,  the Company is not subject to any  charter,  corporate or other legal  restriction,  or any judgment,  decree,  order,  rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a  material  adverse  effect on the  business,  properties,  operations, financial condition,  results of operations or prospects of the Company.  Except as set forth in the  Disclosure  Schedule,  the  Company is not in breach of any contract or agreement which breach,  in the judgment of the Company's  officers, has  or is  expected  to  have  a  material  adverse  effect  on  the  business, properties,  operations, financial condition, results of operations or prospects of the Company.

          (r)  TAX STATUS.  Except as set forth in the Disclosure Schedule,  the
Company  has made and  filed all  federal  and  state  income  and all other tax returns,  reports and  declarations  required by any jurisdiction to which it is

                                       10

subject and (unless and only to the extent that the Company has set aside on its books  provisions  reasonably  adequate  for  the  payment  of  all  unpaid  and unreported  taxes)  has paid all taxes and other  governmental  assessments  and charges  that are  material  in amount,  shown or  determined  to be due on such returns,  reports and  declarations,  except those being contested in good faith and has set aside on its books provision  reasonably adequate for the payment of all taxes for periods  subsequent to the periods to which such returns,  reports or declarations  apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any  jurisdiction,  and the officers of the
Company know of no basis for any such claim.

          (s)  CERTAIN  TRANSACTIONS.  Except  as set  forth  in the  Disclosure
Schedule, and except for arm's length transactions pursuant to which the Company makes  payments in the ordinary  course of business upon terms no less favorable than the Company  could  obtain  from third  parties and other than the grant of stock  options  disclosed  in the  Disclosure  Schedule,  none of the  officers, directors,  or employees of the Company is presently a party to any  transaction with the Company (other than for services as employees, officers and directors), including  any  contract,  agreement  or  other  arrangement  providing  for the furnishing  of  services  to or by,  providing  for  rental of real or  personal property to or from,  or  otherwise  requiring  payments to or from any officer, director or such employee or, to the knowledge of the Company,  any corporation, partnership,  trust or other entity in which any officer,  director, or any such employee  has a  substantial  interest  or is an officer,  director,  trustee or partner.

          (t)  FEES AND RIGHTS OF FIRST REFUSAL. The Company is not obligated to offer the  securities  offered  hereunder on a right of first  refusal  basis or otherwise to any third parties including,  but not limited to, current or former shareholders  of the  Company,  underwriters,  brokers,  agents  or other  third parties.

          (u)  The  Company  acknowledges  that  the  Buyer  is  relying  on the representations  and  warranties  made by the  Company  hereunder  and that such representations and warranties are a material inducement to the Buyer purchasing the Convertible  Debentures.  The Company further acknowledges that without such representations  and warranties of the Company made  hereunder,  the Buyer would not enter into this Agreement.

     4.   COVENANTS.

          (a)  BEST  EFFORTS.  Each party shall use its best  efforts  timely to satisfy each of the  conditions  to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

          (b)  FORM D. The Company  agrees to file a Form D with  respect to the
Convertible  Debentures and the Conversion Shares as required under Regulation D and to provide a copy  thereof to each Buyer  promptly  after such  filing.  The
Company shall,  within fifteen (15) days following each Closing Date,  take such action as the Company  shall  reasonably  determine  is necessary to qualify the
Convertible  Debentures and underlying  Conversion Shares issued on such Closing
Date,  or obtain an exemption  for the  Convertible  Debentures  and  underlying
Conversion  Shares  then sold to the Buyers  pursuant  to this  Agreement  under applicable securities or "BLUE SKY" laws of the states of the United States, and shall promptly provide evidence of any such action so taken to the Buyers.

                                       11

          (c)  REPORTING   STATUS.   Commencing  on  the  effectiveness  of  the
registration  statement filed with the SEC pursuant to the Investor Registration
Rights  Agreement and until the earlier of (i) the date as of which the Buyer(s)
may sell all of the  Conversion  Shares  without  restriction  pursuant  to Rule
144(k) promulgated under the 1933 Act (or successor  thereto),  or (ii) the date on which (A) the Buyer(s) shall have sold all the Conversion Shares and (B) none of the Convertible  Debentures are outstanding (the "REGISTRATION  PERIOD"), the
Company shall file in a timely manner all reports  required to be filed with the
SEC pursuant to the 1934 Act and the regulations of the SEC thereunder,  and the
Company  shall not  terminate  its status as an issuer  required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations  thereunder would otherwise permit such termination.

          (d)  USE OF PROCEEDS.  The Company will use the proceeds from the sale of  the  Convertible  Debentures  for  general  corporate  and  working  capital purposes.

          (e)  RESERVATION  OF  SHARES.   The  Company  shall  take  all  action
reasonably  necessary  to at all times have  authorized,  and  reserved  for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the issuance of the Convertible Debentures. If at any time the Company does not have  available  such shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the  Convertible  Debentures of the Company  shall call and hold a special  meeting of the  shareholders  within thirty (30) days of such  occurrence,  for the sole  purpose of  increasing  the number of shares  authorized.  The Company's  management  shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized.  Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock.

          (f)  LISTINGS OR QUOTATION.  The Company shall,  concurrently with the effectiveness of the  registration  statement filed with the SEC pursuant to the
Investor  Registration Rights Agreement,  secure the listing or quotation of its
Common Stock  (including,  without  limitation,  the  Conversion  Shares) upon a national securities exchange, automated quotation system or the Over-The-Counter
Bulletin Board  ("OTCBB")  maintained by the National  Association of Securities
Dealers,  Inc. The Company shall maintain the listing or quotation of the Common
Stock  for so long as the  Buyer  is the  record  owner of any  Common  Stock or
Conversion Shares (whether obtained or to be obtained under this Agreement), the
Convertible Debentures or any other agreement between the Company and the Buyer.
The Company shall maintain the Common Stock's authorization for quotation on the
OTCBB.  It shall  be an  event of  default  hereunder  if the  Company  fails to strictly comply with its obligations under this Section 4(f).

          (g)  FEES AND EXPENSES. Except as set forth below, each of the Company and the  Buyer(s)  shall pay all costs and  expenses  incurred  by such party in connection  with the  negotiation,  investigation,  preparation,  execution  and delivery of this  Agreement,  the Escrow  Agreement,  the Investor  Registration
Rights  Agreement,  the Security  Agreement and the  Irrevocable  Transfer Agent
Instructions.  The Buyer(s) shall be entitled to a commitment fee of ten percent
(10%) of the Purchase Price.

     The  Company  shall pay to the Buyer a  structuring  fee of  $100,000  (the
"STRUCTURING FEE") in connection with this transaction,  which shall be paid and deducted from the gross proceeds of the First Closing. The structuring fee shall be deemed fully earned on the date hereof.

                                       12

     The  Company  shall be  solely  responsible  for the  contents  of any such registration  statement,  prospectus  or  other  filing  made  with  the  SEC or otherwise  used in the  offering  of the  Company's  securities  (except as such disclosure  relates  solely to the Buyer and then only to the  extent  that such disclosure  conforms with  information  furnished in writing by the Buyer to the
Company),  even if the Buyer or its agents as an  accommodation  to the  Company participate  or  assist  in the  preparation  of  such  registration  statement, prospectus  or other SEC filing.  The Company shall retain its own legal counsel to review,  edit,  confirm and do all things such  counsel  deems  necessary  or desirable  to such  registration  statement,  prospectus  or other SEC filing to ensure that it does not contain an untrue  statement or alleged untrue statement of material  fact or omit or alleged to omit a material  fact  necessary to make the  statements  made  therein,  in light of the  circumstances  under which the statements were made, not misleading.

          (h)  CORPORATE EXISTENCE. So long as any of the Convertible Debentures remain outstanding,  the Company shall not directly or indirectly consummate any merger, reorganization,  restructuring,  reverse stock split consolidation, sale of all or substantially  all of the Company's assets or any similar  transaction or related  transactions  (each such transaction,  an  "ORGANIZATIONAL  CHANGE")
unless, prior to the consummation an Organizational  Change, the Company obtains the written  consent of each  Buyer.  In any such case,  the  Company  will make appropriate  provision  with respect to such  holders'  rights and  interests to insure that the provisions of this Section 4(h) will thereafter be applicable to the Convertible Debentures.

          (i)  TRANSACTIONS   WITH  AFFILIATES.   So  long  as  any  Convertible
Debentures are outstanding,  the Company shall not enter into, amend,  modify or supplementany agreement, transaction, commitment, or arrangement with any of its officers,  directors,  person who were  officers or directors at any time during the previous two (2) years,  stockholders who beneficially own five percent (5%)
or more of the  Common  Stock,  or  Affiliates  (as  defined  below) or with any individual  related by blood,  marriage,  or adoption to any such  individual or with any entity in which any such entity or individual  owns a five percent (5%)
or more beneficial  interest (each a "RELATED PARTY"),  except for (a) customary employment  arrangements  and benefit  programs  on  reasonable  terms,  (b) any investment  in an  Affiliate  of the Company,  (c) any  agreement,  transaction, commitment,  or arrangement  on an arms-length  basis on terms no less favorable than  terms  which  would  have been  obtainable  from a person  other than such
Related Party, (d) any agreement transaction,  commitment,  or arrangement which is approved by a majority of the  disinterested  directors of the  Company,  for purposes hereof, any director who is also an officer of the Company shall not be a  disinterested  director  with  respect  to any such  agreement,  transaction, commitment, or arrangement.  "AFFILIATE" for purposes hereof means, with respect to any person or entity,  another person or entity that, directly or indirectly,
(i) has a ten percent  (10%) or more  equity  interest in that person or entity,
(ii) has ten percent (10%) or more common  ownership with that person or entity,
(iii)  controls that person or entity,  or (iv) shares common  control with that person or entity.  "CONTROL"  or  "CONTROLS"  for  purposes  hereof means that a person or entity has the  power,  direct or  indirect,  to conduct or govern the policies of another person or entity.

                                       13

          (j)  TRANSFER  AGENT.  The Company  covenants  and agrees that, in the event that the Company's agency  relationship  with the transfer agent should be terminated  for any  reason  prior to a date  which is two (2)  years  after the
Closing Date,  the Company shall  immediately  appoint a new transfer  agent and shall  require that the new transfer  agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein).

          (k)  RESTRICTION  ON  ISSUANCE  OF THE  CAPITAL  STOCK.  Prior  to the
Company's  Common  Stock being listed on the  Principal  Market (as such term is defined in the Standby Equity Distribution Agreement of even date herewith), the
Company  shall not issue  shares of Common  Stock or  Preferred  Stock except as otherwise  permitted  herein.  Once the Company's  Common Stock is listed on the
Principal  Market,  so long as any Convertible  Debentures are outstanding,  the
Company shall not,  without the prior written consent of the Buyer(s),  issue or sell shares of Common Stock or Preferred Stock (i) without  consideration or for a  consideration  per  share  less  than the  closing  bid  price,  as quoted by
Bloomberg,  LP, of the Common Stock,  or less than the  conversion  price of the
Preferred Stock,  respectively,  determined  immediately  prior to its issuance,
(ii)  issue any  warrant,  option,  right,  contract,  call,  or other  security instrument  granting  the  holder  thereof,  the right to acquire  Common  Stock without  consideration  or for a  consideration  less than such  Common  Stock's closing  bid  price,  as  quoted  by  Bloomberg,  LP,  immediately  prior to its issuance,  (iii)  enter  into any  security  instrument  granting  the  holder a security interest in any and all assets of the Company,  except for any security instrument  granting the holder a security interest in any and all assets of the
Company in connection with permanent or construction  financing obtained for the development  of  any  real  property,  or  for  any  security  instruments  of a non-material nature or entered into in the ordinary course of business, provided that in each case the Company  gives the Investor  prior notice of such security interest, or (iv) file any registration  statement on Form S-8;  notwithstanding the  foregoing,  the  Company  may  issue  shares  of its  Series A  Convertible
Preferred Stock (the "PREFERRED  STOCK")  pursuant to its equity  incentive plan
(the "Plan"),  which is contained in the Disclosure  Schedule attached hereto as
Exhibit  "A,"  provided,  however,  that the total number of shares of Preferred
Stock issued under the Plan shall not exceed fifteen  percent (15%) of the total number of issued and  outstanding  shares of the Company's  Preferred  Stock and provided  that any  issuances  permitted  hereunder  shall only be issued if the recipient  is the  beneficial  owner  of  less  than  4.9% of any  class  of the
Company's  capital stock and enters into a lock-up  agreement  pursuant to which the  recipient  shall not sell,  transfer or assign any shares of (i)  Preferred
Stock or (ii) Common Stock issuable upon the conversion of the Preferred  Stock, for a period commencing on the date of issuance and expiring two (2) years after the date upon  which  the SEC  declares  effective  the  registration  statement contemplated herein.

          (l)  LOCK-UP  AGREEMENT.  On the date hereof, the Company shall obtain from each officer and director of the Company a lock-up agreement.  Such lock-up agreement shall prohibit sales of the Company's  Common Stock for so long as any portion  of the  Convertible  Debentures  is  outstanding  and the  sales of the
Company's Preferred Stock in accordance with Section 4(k) above.

          (m)  BUDGET.  The  Company  covenants  to the  Investor  that  the net proceeds to be received  by the Company in this  transaction  shall be used in a manner  consistent with uses described in Budget attached as Exhibit "B" hereto.
The Company in its discretion may deviate up to ten percent (10%) for any single line described in Exhibit B hereto.  The Company  covenants to the Investor that the net proceeds to be received by the Company in this transaction shall be used in a manner consistent with uses described in Exhibit B hereto.  The Company the discretion to deviate up to ten percent  (10%) for any single line  described in the Budget attached as Exhibit "B" hereto.

                                       14

          (n)  NO OTHER  REGISTRATION  STATEMENTS.  Except for the filing of the registration statements contemplated in this transaction, any stock dividends or the Standby Equity Distribution  Agreement of even date herewith (the "PERMITTED
REGISTRATION  STATEMENTS"),   for  so  long  as  the  Convertible  Debenture  is
outstanding, the Company shall not file any other registration statements on any form  (including  but not limited to forms S-1,  SB-2,  S-3 and S-8) without the prior written consent of the Buyer.  Further, the Company shall not register for sale or resale of any  shares of  capital  stock in the  Permitted  Registration
Statements other than the capital stock beneficially owned by the Buyer or to be issued to the Buyer upon conversion of the Convertible  Debentures,  exercise of warrants or issuance  under the Standby  Equity  Distribution  Agreement of even date herewith.

     5.   TRANSFER AGENT INSTRUCTIONS.

     The Company shall issue the Irrevocable  Transfer Agent Instructions to its transfer agent  irrevocably  appointing  David  Gonzalez,  Esq. as its agent for purpose of having certificates issued, registered in the name of the Buyer(s) or its respective  nominee(s),  for the Conversion Shares representing such amounts of Convertible  Debentures as specified from time to time by the Buyer(s) to the
Company  upon  conversion  of the  Convertible  Debentures,  for  interest  owed pursuant to the Convertible  Debenture,  and for any and all Liquidated  Damages
(as  this  term is  defined  in the  Investor  Registration  Rights  Agreement).
Yorkville  Advisors  Management,  LLC shall be paid a cash fee of Fifty  Dollars
($50) for every  occasion they act pursuant to the  Irrevocable  Transfer  Agent
Instructions.  The  Company  shall not change its  transfer  agent  without  the express written  consent of the Buyer(s),  which may be withheld by the Buyer(s)
in its sole discretion. Prior to registration of the Conversion Shares under the
1933 Act, all such certificates  shall bear the restrictive  legend specified in
Section 2(g) of this Agreement.  The Company warrants that no instruction  other than the Irrevocable Transfer Agent Instructions  referred to in this Section 5, and stop  transfer  instructions  to give effect to Section  2(g) hereof (in the case of the  Conversion  Shares prior to  registration  of such shares under the
1933  Act)  will be given by the  Company  to its  transfer  agent  and that the
Conversion  Shares  shall  otherwise  be  freely  transferable  on the books and records of the Company as and to the extent  provided in this  Agreement and the
Investor  Registration Rights Agreement.  Nothing in this Section 5 shall affect in any way the Buyer's  obligations  and agreement to comply with all applicable securities laws upon resale of Conversion  Shares.  If the Buyer(s) provides the
Company with an opinion of counsel,  in form, scope and substance  customary for opinions of counsel in comparable  transactions to the effect that  registration of a resale by the  Buyer(s)  of any of the  Conversion  Shares is not  required under the 1933 Act, the Company  shall within two (2) business days instruct its transfer  agent  to  issue  one or more  certificates  in such  name and in such denominations as specified by the Buyer. The Company  acknowledges that a breach by it of its obligations  hereunder will cause  irreparable harm to the Buyer by vitiating  the  intent  and  purpose  of the  transaction  contemplated  hereby.
Accordingly, the Company acknowledges that the remedy at law for a breach of its

                                       15

obligations  under this Section 5 will be inadequate and agrees, in the event of a breach or threatened  breach by the Company of the  provisions of this Section
5, that the  Buyer(s)  shall be  entitled,  in addition  to all other  available remedies,  to an  injunction  restraining  any  breach and  requiring  immediate issuance  and  transfer,  without the  necessity  of showing  economic  loss and without any bond or other security being required.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELLER.

     The obligation of the Company  hereunder to issue and sell the  Convertible
Debentures to the Buyer(s) at the Closings is subject to the satisfaction, at or before the Closing  Dates,  of each of the following  conditions,  provided that these  conditions  are for the  Company's  sole benefit and may be waived by the
Company at any time in its sole discretion:

          (a)  Each Buyer  shall have  executed  this  Agreement,  the  Security
Agreement,  the Escrow Agreement and the Investor  Registration Rights Agreement
and the Irrevocable  Transfer Agent  Instructions  and delivered the same to the
Company.

          (b)  The  Buyer(s)  shall  have  delivered  to the  Escrow  Agent  the
Purchase  Price for  Convertible  Debentures in respective  amounts as set forth next to each Buyer as  outlined  on  Schedule  I attached  hereto and the Escrow
Agent shall have  delivered  the net proceeds to the Company by wire transfer of immediately  available U.S. funds pursuant to the wire instructions  provided by the Company.

          (c)  The  representations and warranties of the Buyer(s) shall be true and  correct in all  material  respects  (except to the extent  that any of such representations and warranties is already qualified as to materiality in Section
2 above, in which case, such  representations  and warranties  shall be true and correct  without further  qualification)  as of the date when made and as of the
Closing  Dates as  though  made at that time  (except  for  representations  and warranties  that  speak as of a  specific  date),  and the  Buyer(s)  shall have performed,  satisfied and complied in all material  respects with the covenants, agreements and conditions required by this Agreement to be performed,  satisfied or complied with by the Buyer(s) at or prior to the Closing Dates.

          (d)  The  Company  shall have  filed a form UCC -1 with  regard to the
Pledged  Property and Pledged  Collateral as detailed in the Security  Agreement dated the date hereof and provided proof of such filing to the Buyer(s).

          (e)  The Company  shall have created the  Preferred  Stock by filing a
certificate  of   designations,   powers,   preferences  and  other  rights  and
qualifications  of the Preferred  Stock,  in a form mutually  agreed upon by the parties, with the Secretary of State of the State of Delaware.

     7.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The  obligation  of the  Buyer(s)  hereunder  to purchase  the  Convertible
Debentures at the First Closing is subject to the satisfaction, at or before the
First Closing Date,  of each of the  following  conditions,  provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer(s) at any time in its sole discretion:

                                       16

          (a)  The Company  shall have  executed  this  Agreement,  the Security
Agreement,  the Secured Debenture, the Security Agreement, the Escrow Agreement,
the  Irrevocable  Transfer  Instructions  and the Investor  Registration  Rights
Agreement, and delivered the same to the Buyer(s).

          (b)  The  representations  and warranties of the Company shall be true and  correct in all  material  respects  (except to the extent  that any of such representations and warranties is already qualified as to materiality in Section
3 above, in which case, such  representations  and warranties  shall be true and correct  without further  qualification)  as of the date when made and as of the
First Closing Date as though made at that time (except for  representations  and warranties  that  speak  as of a  specific  date)  and the  Company  shall  have performed,  satisfied and complied in all material  respects with the covenants, agreements and conditions required by this Agreement to be performed,  satisfied or  complied  with by the  Company  at or prior to the First  Closing  Date.  If requested  by the Buyer,  the Buyer  shall have  received a  certificate  of the
Company,  executed  by the  President  of the  Company,  dated as of the Closing
Dates, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including,  without  limitation an update as of the First
Closing Date regarding the representation contained in Section 3(c) above.

          (c)  The Company shall have executed and delivered to the Buyer(s) the
Secured  Debentures in the  respective  amounts set forth opposite each Buyer(s)
name on Schedule I attached hereto.

          (d)  The Buyer(s)  shall have received an opinion of counsel in a form satisfactory to the Buyer(s).

          (e)  The Company shall have provided to the Buyer(s) a certificate  of good standing from the Secretary of State of Delaware.

          (f)  As of each Closing  Date,  the Company shall have reserved out of its  authorized and unissued  Common Stock,  solely for the purpose of effecting the conversion of the Convertible  Debentures,  shares of Common Stock to effect the conversion of all of the Conversion Shares then outstanding.

          (g)  The  Irrevocable   Transfer  Agent  Instructions,   in  form  and
substance   satisfactory  to  the  Buyer,  shall  have  been  delivered  to  and acknowledged in writing by the Company's transfer agent.

          (h)  The Company shall have provided to the Buyer an  acknowledgement, to the satisfaction of the Buyer, from ____________,  the Company's  independent certified public accountants, as to its ability to provide all consents required in order to file a registration statement in connection with this transaction.

          (i)  The  Company  shall have  filed a form UCC -1 with  regard to the
Pledged  Property and Pledged  Collateral as detailed in the Security  Agreement and provided proof of such filing to the Buyer(s).

                                       17

          (j)  The  Company  shall have  obtained  the  approval of its board of directors to adopt Certificate of Designations of Series A Preferred Stock.

          (k)  The Company shall have  submitted  the due  diligence  materials, which the Buyer has review to its satisfaction.

          (l)  The Company shall have  completed the purchase of the real estate project in and  Mesquite,  Texas.  In addition,  the Company  shall have given a mortgage to the Buyer for such property.

          (m)  The Company shall have  completed  the  conversion of $600,000 of the debt into equity  interests of the Company that is owed to Homes for America
Holdings, Inc. ("HFA").

          (n)  HFA shall have  guaranteed the obligations by the Company owed to the Buyer.

          (o)  As of their  respective  dates,  the financial  statements of the
Company (the "FINANCIAL  STATEMENTS") for the two most recently completed fiscal years and any  subsequent  interim  period  complied as to form in all  material respects with  applicable  accounting  requirements  and the published rules and regulations of the SEC with respect thereto. Such financial statements have been
prepared  in  accordance   with  generally   accepted   accounting   principles,
consistently  applied,  during  the  periods  involved  (except  (i)  as  may be otherwise  indicated in such Financial  Statements or the notes thereto, or (ii)
in the case of  unaudited  interim  statements,  to the extent  they may exclude footnotes or may be condensed or summary  statements) and, fairly present in all material respects the financial  position of the Company as of the dates thereof and the  results of its  operations  and cash flows for the  periods  then ended
(subject,  in the  case  of  unaudited  statements,  to  normal  year-end  audit adjustments).

          (p)  The Company  maintains a system of internal  accounting  controls sufficient to provide reasonable assurance that (i) transactions are executed in
accordance  with   management's   general  or  specific   authorizations,   (ii)
transactions  are  recorded as  necessary  to permit  preparation  of  financial statements in conformity with generally  accepted  accounting  principles and to maintain  asset  accountability,  and (iii) the  recorded  amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (q)  CONDITIONS TO SECOND  CLOSING.  The Company shall have  completed the purchase of the real property project located in Fort Myers, Florida,  which property  shall have an  appraised  value of at least  $750,000  and the Company shall have given the Buyer a mortgage on such property. In addition, with regard to the Second Closing, the Company represents and covenants the following:

               a)   The  representations  and warranties of the Company shall be true and  correct in all  material  respects  (except to the extent that any of such  representations  and  warranties is already  qualified as to materiality in Section 3 above,  in which case,  such  representations  and warranties  shall be true and correct  without further  qualification)  as of the date when made and as of the Second  Closing  Date as though

                                       18

                    made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed,  satisfied and complied in all material  respects with the covenants,  agreements  and conditions  required by this  Agreement to be performed,  satisfied or complied with by the Company at or prior to the Second  Closing  Date.  If requested  by the Buyer,  the Buyer  shall  have  received a certificate of the Company, executed by the President of the
                    Company,  dated  as of  the  Second  Closing  Date,  to  the foregoing  effect  and as to such  other  matters  as may be
                    reasonably   requested  by  the  Buyer  including,   without
                    limitation an update as of the Second Closing Date regarding the representation contained in Section 3(c) above; and

          (r)  As of the Second  Closing  Date,  the Company shall have reserved out of its  authorized  and  unissued  Common  Stock,  solely for the purpose of effecting the conversion of the Convertible  Debentures,  shares of Common Stock to effect the conversion of all of the Convertible Debentures then outstanding.

          (s)  CONDITIONS TO THIRD CLOSING. The Company shall have completed the purchase of one or more real estate projects with a combined  appraisal value of at least Two Million Dollars  ($2,000,000)  and the Company shall have given the
Buyer mortgages for the same. In addition, with regard to the Third Closing, the
Company represents and covenants the following:

               b)   The  representations  and warranties of the Company shall be true and  correct in all  material  respects  (except to the extent that any of such  representations  and  warranties is already  qualified as to materiality in Section 3 above,  in which case,  such  representations  and warranties  shall be true and correct  without further  qualification)  as of the date when made and as of the  Third  Closing  Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed,  satisfied and complied in all material  respects with the covenants,  agreements  and conditions  required by this  Agreement to be performed,  satisfied or complied with by the  Company at or prior to the Third  Closing  Date.  If requested  by the Buyer,  the Buyer  shall  have  received a certificate of the Company, executed by the President of the
                    Company,  dated  as  of  the  Third  Closing  Date,  to  the foregoing  effect  and as to such  other  matters  as may be
                    reasonably   requested  by  the  Buyer  including,   without
                    limitation an update as of the Third Closing Date  regarding the representation contained in Section 3(c) above; and

               c)   As of  the  Third  Closing  Date,  the  Company  shall  have reserved out of its  authorized  and unissued  Common Stock, solely for the purpose of effecting  the  conversion  of the
                    Convertible Debentures, shares of Common Stock to effect the
                    conversion  of  all  of  the  Convertible   Debentures  then
                    outstanding.

                                       19

     8.   INDEMNIFICATION.

          (a)  In  consideration  of the Buyer's  execution and delivery of this
Agreement and acquiring the  Convertible  Debentures and the  Conversion  Shares
hereunder,  and in addition to all of the Company's other obligations under this
Agreement,  the Company shall defend,  protect,  indemnify and hold harmless the
Buyer(s) and each other holder of the Convertible  Debentures and the Conversion
Shares, and all of their officers,  directors,  employees and agents (including,
without   limitation,   those  retained  in  connection  with  the  transactions
contemplated by this Agreement) (collectively, the "BUYER INDEMNITEES") from and against any and all actions,  causes of action,  suits, claims,  losses,  costs, penalties,  fees,  liabilities and damages, and expenses in connection therewith
(irrespective  of whether any such Buyer Indemnitee is a party to the action for which indemnification  hereunder is sought), and including reasonable attorneys'
fees and disbursements  (the "INDEMNIFIED  LIABILITIES"),  incurred by the Buyer
Indemnitees or any of them as a result of, or arising out of, or relating to (a)
any  misrepresentation  or breach of any  representation or warranty made by the
Company  in  this  Agreement,   the  Convertible   Debentures  or  the  Investor
Registration  Rights Agreement or any other certificate,  instrument or document contemplated  hereby or thereby,  (b) any breach of any  covenant,  agreement or obligation  of  the  Company  contained  in  this  Agreement,  or  the  Investor
Registration  Rights Agreement or any other certificate,  instrument or document contemplated  hereby  or  thereby,  or (c) any  cause of  action,  suit or claim brought or made  against such Buyer  Indemnitee  and arising out of or resulting from the  execution,  delivery,  performance or enforcement of this Agreement or any other instrument,  document or agreement  executed pursuant hereto by any of the Buyer Indemnities, any transaction financed or to be financed in whole or in part,  directly  or  indirectly,  with  the  proceeds  of  the  issuance  of the
Convertible  Debentures or the status of the Buyer or holder of the  Convertible
Debentures the Conversion  Shares,  as a Buyer of Convertible  Debentures in the
Company.  To the extent  that the  foregoing  undertaking  by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and  satisfaction of each of the Indemnified  Liabilities,  which is permissible under applicable law.

          (b)  In consideration of the Company's  execution and delivery of this
Agreement,  and in addition to all of the Buyer's other  obligations  under this
Agreement,  the Buyer shall  defend,  protect,  indemnify  and hold harmless the
Company and all of its officers,  directors,  employees  and agents  (including,
without   limitation,   those  retained  in  connection  with  the  transactions
contemplated by this Agreement)  (collectively,  the "COMPANY INDEMNITEES") from and against any and all Indemnified  Liabilities  incurred by the Indemnitees or any of  them  as a  result  of,  or  arising  out  of,  or  relating  to (a) any misrepresentation  or  breach  of any  representation  or  warranty  made by the
Buyer(s) in this Agreement or the Investor  Registration Rights Agreement or any
other certificate,  instrument or document  contemplated hereby or thereby,  (b)
any breach of any covenant, agreement or obligation of the Buyer(s) contained in this  Agreement,  the  Investor  Registration  Rights  Agreement  or  any  other certificate,  instrument or document  contemplated hereby or thereby executed by the Buyer,  or (c) any cause of action,  suit or claim  brought or made  against such  Company  Indemnitee  based  on  material  misrepresentations  or  due to a material  breach and arising out of or resulting from the  execution,  delivery, performance or enforcement of this Agreement,  the Investor  Registration Rights
Agreement  or any other  instrument,  document or  agreement  executed  pursuant hereto by any of the  Company  Indemnities.  To the  extent  that the  foregoing undertaking by each Buyer may be unenforceable for any reason,  each Buyer shall

                                       20

make the maximum  contribution  to the payment and  satisfaction  of each of the
Indemnified Liabilities, which is permissible under applicable law.

     9.   GOVERNING LAW: MISCELLANEOUS.

          (a)  GOVERNING   LAW.  This   Agreement   shall  be  governed  by  and
interpreted  in  accordance  with the laws of the  State of New  Jersey  without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard exclusively in Hudson County, New Jersey, and expressly  consent to the  jurisdiction  and venue of the Superior  Court of New
Jersey,  sitting in Hudson County and the United States  District  Court for the
District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

          (b)  COUNTERPARTS.  This  Agreement  may be  executed  in two or  more identical  counterparts,  all of  which  shall  be  considered  one and the same agreement and shall become effective when  counterparts have been signed by each party and  delivered  to the other  party.  In the event any  signature  page is delivered  by  facsimile  transmission,  the party  using such means of delivery shall  cause  four  (4)  additional  original  executed  signature  pages  to be physically  delivered to the other party  within five (5) days of the  execution and delivery hereof.

          (c)  HEADINGS.  The headings of this Agreement are for  convenience of reference  and shall not form part of, or affect  the  interpretation  of,  this
Agreement.

          (d)  SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction,  such invalidity or unenforceability shall not affect the validity or  enforceability of the remainder of this Agreement in that  jurisdiction  or the validity or  enforceability  of any provision of this
Agreement in any other jurisdiction.

          (e)  ENTIRE AGREEMENT, AMENDMENTS. This Agreement supersedes all other prior oral or written  agreements  between  the  Buyer(s),  the  Company,  their affiliates  and  persons  acting on their  behalf  with  respect to the  matters discussed  herein,  and this  Agreement and the  instruments  referenced  herein contain  the entire  understanding  of the parties  with  respect to the matters covered  herein and therein  and,  except as  specifically  set forth  herein or therein,  neither the Company nor any Buyer makes any representation,  warranty, covenant or  undertaking  with  respect to such  matters.  No  provision of this
Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          (f)  NOTICES. Any notices, consents,  waivers, or other communications required or permitted to be given under the terms of this  Agreement  must be in writing  and will be  deemed  to have  been  delivered  (i) upon  receipt,  when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile;
(iii) three (3) days after being sent by U.S.  certified  mail,  return  receipt requested,  or (iv)  one (1) day  after  deposit  with a  nationally  recognized overnight  delivery  service,  in each case  properly  addressed to the party to receive the same.  The addresses and facsimile  numbers for such  communications shall be:

                                       21

If to the Company, to:            Enclaves Group, Inc.
                                  One Odell Plaza
                                  Yonkers, New York 10701
                                  Attention:  Daniel G. Hayes
                                  Telephone:  (914) 964-3000
                                  Facsimile:  (914) 964-7034

With a copy to:                   Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                  Park Avenue Tower
                                  65 East 55th Street
                                  New York, NY 10022
                                  Attention:  Robert H. Friedman, Esq.
                                  Telephone:  (212) 451-2220
                                  Facsimile:  (212) 451-2222

If to the Transfer Agent, to:     Continental Stock Transfer & Trust Company
                                  17 Battery Place
                                  New York, NY 10004
                                  Attention:  Roger Bernhammer, Vice President
                                  Telephone:  (212) 509-4000
                                  Facsimile:  (212) 509-5150

     If to the Buyer(s), to its address and facsimile number on Schedule I, with copies to the  Buyer's  counsel as set forth on  Schedule  I. Each  party  shall provide five (5) days' prior written  notice to the other party of any change in address or facsimile number.

          (g)  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.
Neither the Company nor any Buyer shall  assign this  Agreement or any rights or obligations  hereunder  without  the prior  written  consent of the other  party hereto.

          (h)  NO THIRD PARTY BENEFICIARIES.  This Agreement is intended for the benefit of the parties  hereto and their  respective  permitted  successors  and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          (i)  SURVIVAL. Unless this Agreement is terminated under Section 9(l), the  representations and warranties of the Company and the Buyer(s) contained in
Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the  indemnification  provisions  set forth in Section 8, shall  survive the
Closing  for a  period  of two  (2)  years  following  the  date  on  which  the
Convertible  Debentures are converted in full. The Buyer(s) shall be responsible
only  for  its  own  representations,   warranties,   agreements  and  covenants
hereunder.

          (j)  PUBLICITY.  The Company and the Buyer(s)  shall have the right to approve,  before  issuance any press release or any other public  statement with respect to the  transactions  contemplated  hereby made by any party;  provided, however,  that the Company shall be entitled,  without the prior approval of the
Buyer(s),  to issue any press release or other public disclosure with respect to such  transactions  required  under  applicable  securities  or  other  laws  or regulations  (the Company  shall use its best efforts to consult the Buyer(s) in

                                       22

connection with any such press release or other public  disclosure  prior to its release  and  Buyer(s)  shall  be  provided  with a copy  thereof  upon  release thereof).

          (k)  FURTHER ASSURANCES.  Each party shall do and perform, or cause to be done and performed,  all such further acts and things,  and shall execute and deliver all such other agreements,  certificates,  instruments and documents, as the other  party may  reasonably  request  in order to carry out the  intent and
accomplish  the  purposes  of  this  Agreement  and  the   consummation  of  the
transactions contemplated hereby.

          (l)  TERMINATION.  In the  event  that  the  Closing  shall  not  have occurred with respect to the Buyers on or before five (5) business days from the date  hereof  due to the  Company's  or  the  Buyer's  failure  to  satisfy  the conditions  set forth in Sections 6 and 7 above (and the  non-breaching  party's failure to waive such unsatisfied  condition(s)),  the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of  business  on such date  without  liability  of any party to any other party.

          (m)  NO STRICT CONSTRUCTION.  The language used in this Agreement will be deemed to be the  language  chosen by the  parties  to express  their  mutual intent, and no rules of strict construction will be applied against any party.

                    [REMAINDER PAGE INTENTIONALLY LEFT BLANK]

                                       23

     IN WITNESS WHEREOF,  the Buyers and the Company have caused this Securities
Purchase Agreement to be duly executed as of the date first written above.

                                                  COMPANY:
                                                  ENCLAVES GROUP, INC.

                                                  By:
                                                      --------------------------
                                                  Name   Daniel G. Hayes
                                                  Title: CEO

                                                  THE BUYER'S(S') SIGNATURES ARE
                                                  CONTAINED ON SCHEDULE I HERETO

                                       24

                                    EXHIBIT A

                               DISCLOSURE SCHEDULE

                                   EXHIBIT A-1

                                    EXHIBIT B

                                     BUDGET

                                       2

                                   SCHEDULE I

                               SCHEDULE OF BUYERS

                                                                         Address/facsimile                     Amount of
Name                                  Signature                          Number of Buyer                      Subscription
---------------------------------     -----------------------------      ------------------------------      --------------

Cornell Capital Partners, LP          By:   Yorkville Advisors, LLC      101 Hudson Street - Suite 3700      $5,500,000
                                      Its:  General Partner              Jersey City, NJ  07303
                                                                         Facsimile: (201) 985-8266

                                      By:                                With a copy to:
                                          ------------------------
                                      Name: Mark A. Angelo               Cornell Capital Partners, LP
                                      Its:  Portfolio Manager            101 Hudson Street, Suite 3700
                                                                         Jersey City, NJ  07303
                                                                         Attention: Troy J. Rillo, Esq.
                                                                         Facsimile: (201) 985-8266

                                  SCHEDULE I-1